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This is filed pursuant to Rule 497(e).

                                        Alliance Limited Maturity
Alliance Capital [LOGO](R)                Government Fund
_________________________________________________________________


Supplement dated April 21, 1997 to the Statement of Additional
Information dated February 28, 1997 of Alliance Limited Maturity
Government Fund (the "Fund").

         The disclosure under "Purchase of Shares--General" is revised to provide that:

         A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

and

         Effective April 21, 1997, the Principal
         Underwriter will reject any purchase order for Class C shares of $1,000,000 or more, as investors intending to purchase shares in such amounts are advised to inquire whether to purchase Class A shares instead.

(R) This is a registered mark used under license from the owner, Alliance Capital Management L.P.














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